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                                                                   EXHIBIT 10.35



PRIVATE LOT A12787(a)



                      DATED THIS 17TH DAY OF FEBRUARY 1998





                                     BETWEEN


                         SINGAPORE TECHNOLOGIES PTE LTD


                                                              .. OF THE ONE PART


                                       AND


                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD


                                                            .. OF THE OTHER PART





           **********************************************************


                     AGREEMENT FOR SUB-LICENCE AND SUB-LEASE
                             (PRIVATE LOT A12787(a))


           **********************************************************
                        File Ref: GHC/JNVC/sll/12859/978






                                ALLEN & GLEDHILL
                             ADVOCATES & SOLICITORS
                                    SINGAPORE



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         THIS AGREEMENT is made the 17th day of February 1998 between:-

(1) SINGAPORE TECHNOLOGIES PTE LTD, a company incorporated in Singapore and having its registered office at 83 Science Park Drive #01-01/02 The Curie, Singapore Science Park, Singapore 118258 (hereinafter called "ST" which expression shall include its successors-in-title); and

(2) CHARTERED SEMICONDUCTOR MANUFACTURING LTD, a company incorporated in Singapore and having its registered office at 60 Woodlands Industrial Park D Street 2, Singapore 738406 (hereinafter called "CSM" which expression shall include its successors-in-title and permitted assigns).


         WHEREAS:-

(A) ST has entered into a Building Agreement (hereinafter called "the Building Agreement" which expression shall include all variations thereof and supplements thereto) dated the 17th day of February 1998 with Jurong Town Corporation (hereinafter called "JTC" which expression shall include its successors-in-title and assigns) in respect of the land more particularly described in the First Schedule hereto (hereinafter called "the Property") for the construction of factory buildings and other structures therein and for the installation of equipment fixtures and fittings thereof for the purpose of wafer fabrication plant operations in accordance with the terms and conditions contained in the Building Agreement.

(B)      Under the terms of the Building Agreement, JTC has agreed to:-

         (a) grant a licence to ST to enter upon the Property for a period of three (3) years commencing from the 16th day of November 1995; and

         (b) lease the Property to ST for a term of thirty (30) years (hereinafter called "the Head Lease") commencing from the 16th day of February 1994 upon compliance with the conditions set out in Clause 4 of the Building Agreement, on the terms and conditions set out therein.

(C)      With the consent of JTC, ST has agreed:-

         (a) to grant a sub-licence to CSM for a period of three (3) years (less one (1) day) commencing from the Commencement Date; and

         (b) that upon the completion of the Development and subject to compliance with the conditions set out in this Agreement, ST shall grant to CSM a sub-lease of the Property for a term of thirty (30) years less one (1) day commencing from the 16th day of February 1994, on the terms and conditions hereinafter set out.

         NOW IT IS HEREBY AGREED as follows:-

1. In this Agreement, the following expressions shall have the following meanings:-




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         "Commencement Date" means the 16th day of November 1995;

         "Development" means the construction on the Property of factory buildings and other structures therein and the installation thereon of equipment fixtures and fittings thereof for the purpose of wafer fabrication plant operations in accordance with the terms and conditions contained in the Building Agreement;

         "First Sublease Agreement" means the Agreement for Sub-licence and Sub-lease dated 30 September 1997 made between ST and CSM with respect to the Sub-licence and Sub-lease of Private Lot A12787.

         "Private Lot A12787" means all that piece of land known as Private Lot A12787 forming part of the Government Survey Lots 937 and 1949 and part of Marsiling Road (old), Mukim No. 13, Sembawang and situated in the Republic of Singapore as shown on the plan annexed to the building agreement relating thereto made between JTC and ST and estimated to contain an area of 52,525 square metres more or less subject to survey.

         "Private Lot A12878(b)" means all that piece of land known as Private Lot A12787(b) forming part of the Government Survey Lot 3065V, Mukim No. 13, Sembawang and situated in the Republic of Singapore as shown on the plan annexed to the building agreement relating thereto made between JTC and ST and estimated to contain an area of 7,015 square metres more or less subject to survey.

         "Private Lot A12878(d)" means all that piece of land known as Private Lot A12787(d) forming part of the Government Survey Lots 230L and 1179D, Mukim No. 13, Sembawang and situated in the Republic of Singapore as shown on the plan annexed to the building agreement relating thereto made between JTC and ST and estimated to contain an area of 47,640 square metres more or less subject to survey.

         "Sub-Licence Period" means the period of three (3) years less one (1) day commencing from and including the Commencement Date.

2. For the Sub-Licence Period or for such further period as may be extended by ST, CSM shall have the licence and authority to enter upon the Property for the carrying-out of the works relating to the Development in accordance with the stipulations hereinafter contained and as contained in the Building Agreement and for no other purpose.

3.       CSM hereby agrees to perform and observe the following stipulations:-

         (i) To hold the Property until the same shall be comprised in a sub-lease to be granted as hereinafter provided as licensee upon the same terms as the form of the sub-lease set forth in the Second Schedule hereto at the same rent and subject to the same covenants and stipulations so far as applicable as if a sub-lease thereto has been actually granted and so that ST shall have all the remedies by whatsoever means for rent in arrears that are incidental to the relationship of landlord and tenant but so that nothing herein contained shall be construed as creating a legal demise or any greater interest in the licence than a tenancy at will;




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         (ii)        To pay in advance as from the Commencement Date a licence
                     fee, calculated at the same rate and on the dates specified as for the rent reserved in the sub-lease of the Property in the Second Schedule hereto as if such sub-lease has actually been granted;

         (iii) To pay on JTC's behalf to the Comptroller of Property Tax an amount equivalent to the sum payable by JTC as property tax in respect of the Property improvements and structures thereon during the Sub-Licence Period or of such extended period (if any) permitted under Clause 4(c) hereof by way of additional licence fee or for the period prior to the issue of the sub-lease to be granted under Clause 6 herein;

         (iv) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by ST in respect of any outstanding amount payable by CSM under this Agreement from the date such amount becomes due until payment in full is received by ST.

         (v) To pay to ST all survey fees and other charges including those payable to and claimed by the relevant Government Planning Authorities for the survey of the Property for the purpose of sub-division of the land of which the Property forms part and amalgamation of the Property with Private Lot A12787 and for the preparation and issue of a Certificate of Title PROVIDED THAT JTC shall have the right to employ its own surveyor to carry out the said survey in which event CSM shall bear all costs incurred.

         (vi)        At the cost and expense of CSM:-

                     (a) to engage a professional engineer to carry out soil investigations to advise on the soil conditions and to design structurally sound buildings proposed to be erected taking into consideration the condition of the Property; and
                     (b) to execute such work as may be required to be done in respect of the state and condition of the Property (especially its ground levels, topography and soil conditions) which state and condition CSM shall be deemed to have full knowledge.

         (vii) Without prejudice to sub-clause (vi) above to submit within three (3) months from the Commencement Date to ST for its and JTC's approval and then to the relevant Government Planning and Building Authorities full and complete plans elevations and specifications of the buildings proposed to be erected on the Property in accordance in every way with the requirements under the Planning Act and the Local Government Integration Act PROVIDED THAT ST or JTC may give or refuse their approval at their absolute discretion.

         (viii) At its own cost to commence erection on the Property either within six (6) months from the Commencement Date or within one (1) month from the date of approval of the plans by the relevant Government Building Authorities, whichever is the earlier, and in a substantial and workman-like manner with the best materials of their available kinds and in conformity in every respect with the plans, elevations, sections and specifications approved by ST and JTC and the relevant Government Building Authorities to finish the Development so as to be completely fit for immediate occupation and operation within the Sub-Licence Period PROVIDED ALWAYS THAT in the planning, erection, construction and completion of the said buildings to




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                     be comprised on the Property, Private Lot A12787, Private
                     Lot A12787(b), Private Lot A12787(d) and any other land occupied by ST within Woodlands Industrial Park D, to develop to an average gross plot ratio of not less than 0.6 but not more than 1.4 and in the event that the gross plot ratio exceeds 1.4 CSM shall be responsible for such proportion (as may be mutually agreed upon between ST and CSM) of the development charges/differential land premium and other charges payable in consequence thereof AND PROVIDED FURTHER THAT CSM shall not install or use any electrical installation, machine or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other licensees.

         (ix) At its own cost to take such steps and execute such works upon the Property as may be necessary for the protection of shores and embankments if any and for the prevention of earth-slip erosion of soil and failure of slopes expeditiously in a workman-like manner and to the satisfaction of ST and JTC and other relevant governmental and statutory authorities.

         (x) If CSM shall fail to complete the Development and to commence operations within the period specified in Clause 3(viii) or within any extended period under Clause 4(c) hereof CSM shall pay to ST a sum calculated at the rate of $200.00 per day as liquidated damages for the period during which the said buildings to be comprised in the Development shall so remain or have remained incomplete.

         (xi) To remove and replace any materials brought on the Property or used for the Development or any part thereof which ST or JTC shall require to be removed as being inferior or unfit and to make good any workmanship which ST or JTC shall consider imperfect and if CSM fails to remedy such defects ST or JTC may enter upon the Property and remedy such defects at the expense of CSM after expiry of fourteen (14) days' notice being given to CSM to do so.

         (xii) Not to erect or build or permit or suffer to be erected or built any building, structure or installation other than those conforming with the plans elevations sections and specifications approved by ST and JTC and the relevant Government Building Authorities nor to make any alterations in the external elevation of any of the said buildings to be comprised in the Development when erected without the prior consent in writing of ST and JTC.

         (xiii) In the erection and completion of the Development to do all acts and things required by and to perform the works in conformity in all respects with the provisions of any laws or regulations made thereunder and to pay and keep ST and JTC indemnified against all claims and other payments whatsoever which during the progress of the works may become payable in respect of the said works or of anything done under the authority herein contained and from time to time to discharge and pay all claims, assessments and outgoings now or at any tine hereafter be chargeable against JTC or ST under any law or otherwise in regard to the Property, the said buildings or any structures or installations thereon.




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         (xiv)       Not to do or permit or suffer to be done in or upon the
                     Property or any part thereof anything which in the opinion of ST or JTC may be or become a nuisance or annoyance or cause damage or inconvenience to ST or to JTC or to the licensees or occupiers of any adjoining or neighbouring premises or whereby any insurance for the time being effected on the Property under sub-clause (xix) herein may be rendered void or voidable or be in any way affected.

         (xv) Not to sell or dispose of any earth, clay, gravel or sand from the Property or permit or suffer any of the same to be removed except so far as shall be necessary for the execution of the said works PROVIDED nevertheless that CSM may use for the purpose of the said works any of the approved materials if so required.

         (xvi) Not without the prior consent in writing of ST and JTC to remove or permit or suffer to be removed until after completion of the buildings comprised in the Development in accordance with the provisions herein contained any building materials (other than inferior or unfit materials removed for the purpose of being replaced by proper materials) or plant which shall be brought upon the Property or Private Lot A12787 for the purpose of the Development.

         (xvii) Not without the prior consent in writing of ST and JTC to affix or exhibit or erect or paint or permit or suffer to be affixed or exhibited or erected or painted on or upon any part of the exterior of the Property or of the external walls or rails or fences thereof any nameplate, signboard, placard, poster or other advertisement or hoarding.

         (xviii) Not at any time to deposit or make up or manufacture or permit or suffer to be deposited made up or manufactured upon the Property or Private Lot A12787 any building or other materials except such as shall be actually required for the buildings to be erected on the Property (and on Private Lot A12787 as the case may be) in accordance with this Agreement and the Building Agreement and as soon as the buildings hereinbefore agreed to be erected shall be completed at its own expense to remove from the road or footpath adjoining the Property and Private Lot A12787 or the ground intended to be used for such road or footpath all building and other materials and waste whatsoever.

         (xix) As soon as any of the said buildings comprised in the Development shall have reached a height of five (5) feet above ground level to insure the same to the full value thereof in the joint names of ST, JTC and CSM against loss or damage by fire in some insurance office approved by JTC and ST and shall increase such insurance proportionately as the said buildings approach completion and to keep the same so insured until a sub-lease shall be granted as hereinafter provided and to pay all premiums thereof at least seven (7) days before the expiry date of such insurance policy and to produce to ST or JTC (if so directed by ST) or their respective agents without demand the policy or policies of such insurance and the receipt for each such payment and in the event the said buildings or any part thereof are destroyed or damaged by fire then to forthwith give to ST and JTC written notice of such destruction or damage and to forthwith cause all monies received by virtue of any such insurance to be forthwith laid out in rebuilding and reinstating the buildings to the satisfaction of ST and JTC and to make up any deficiency thereof out of its own monies, but the rebuilding and reinstatement shall in any event commence and be





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                     completed within the period specified by ST and JTC
                     PROVIDED ALWAYS THAT if CSM shall at any time fail to keep the Property insured as aforesaid ST or JTC may without being under any obligation to do so do all things necessary to effect or maintain such insurance and any monies expended by either ST or JTC for that purpose shall be repayable by CSM on demand and be recovered forthwith from CSM as a debt PROVIDED FURTHER THAT notwithstanding the covenant contained in this Clause 3(xix), CSM may exercise the option not to rebuild or reinstate the buildings subject to the following conditions:-

                     (a) without prejudice to Clause 4(b), CSM shall give ST four (4) months' prior notice in writing to prematurely terminate this Agreement; and

                     (b) CSM shall forthwith pay or cause to be paid to ST or if ST so directs to JTC all monies received by virtue of such insurance.

         (xx) Not to sell, assign, create a trust or agency, let, subset or underlet, charge, grant a licence or part with or share or in any way dispose of its interest under this Agreement, or the possession or occupation of the Property, or any part thereof or otherwise in any way dispose of the Property or any part thereof EXCEPT THAT, subject to ST's and JTC's prior written consent (the consent of ST not to be unreasonably withheld), CSM may mortgage or charge its interest under this Agreement by way of assignment or debenture (as the case may be) to secure the repayment of such sum or sums as CSM may require for the purpose of erecting or completing the building or other structure to be built on the Property in accordance with the provisions of this Agreement and the Building Agreement PROVIDED THAT CSM shall thereafter continue to be liable for the observance and performance of the several stipulations herein contained until the grant of the sub-lease as hereinafter provided. Notwithstanding the foregoing, CSM may sublet the property or part thereof to Silicon Manufacturing Partners Pte Ltd.

         (xxi) Not to permit or suffer any person to occupy reside or make use of any building erected on the Property before a final or a temporary Certificate of Fitness for Occupation has been issued by or except with the permission of the relevant Governmental and Statutory authorities.

         (xxii) To make reasonable provision against and be responsible for all loss, injury and damage to any person (including loss of life) or property including that of ST and JTC for which CSM may be held liable arising out of or in connection with the occupation and use of the Property and the structures erected thereon and to indemnify ST and JTC against all proceedings, claims, costs and expenses which ST or JTC may incur or for which ST or JTC may be held liable as a result of any act, neglect or default of CSM its servants, contractors, sub-contractors, or agents or their respective servants.

         (xxiii) To make good and sufficient provision for the safe and efficient disposal of all waste including but not limited to pollutants generated at the Property to the requirements and satisfaction of ST and JTC and other relevant governmental and statutory authorities PROVIDED THAT in the event of any default by CSM under this covenant ST or JTC may carry out such remedial measures as they think necessary and all costs and expenses incurred thereby shall be recoverable forthwith from CSM as a debt.




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         (xxiv)      To construct an internal drainage system to the
                     satisfaction of ST and JTC to ensure that all surface water collected is discharged into the public drains and will not flow into adjoining properties.

         (xxv)       To construct and complete a permanent culvert within nine
                     (9) months from the Commencement Date or any extension thereof as may be approved by ST and JTC and in connection thereof to submit plans to and to obtain the prior approval in writing of ST and JTC for the construction of a temporary crossing.

         (xxvi) Within one (1) month of the completion of the permanent culvert mentioned in sub-clause (xxv) above to remove the temporary crossing and to reinstate any roads, roadside kerbs, drains, turfing or the like damaged by CSM, its servants, contractors, sub-contractors, or agents or their respective servants to the satisfaction of ST and JTC and the relevant Governmental and Statutory authorities.

         (xxvii) Within one (1) month of the completion of the construction of the said buildings and related civil works to reinstate any damage caused to the roads, roadside kerbs, drains, turfing and the said permanent culvert by CSM its servants contractors or agents or their respective agents to the satisfaction of ST and JTC and the relevant Governmental and Statutory authorities.

         (xxviii) To place with ST or JTC (if directed by ST) a deposit of $5,000.00 which shall be forfeited in the event of any breach of any of the provisions in sub-clauses (xxv),
                     (xxvi) and (xxvii) herein without prejudice to the rights and remedies of ST and JTC contained in this Agreement, the Building Agreement, the Head Lease and the sub-lease.

         (xxix) At its own cost to plant and maintain trees and landscape the Property in accordance with all the requirements of the Parks and Recreation Department, Ministry of National Development and other relevant Governmental and Statutory authorities.

         (xxx) At its own cost to execute such work as may be necessary to divert existing utility services such as pipes, cables and the like (if any) to the requirements and satisfaction of ST and JTC and other relevant Governmental and Statutory authorities.

         (xxxi) If CSM shall at any time be found to have encroached upon any area beyond the allocated boundaries of the Property, CSM shall at its own cost and expense, but without prejudice to any other right or remedy ST or JTC may have against CSM, immediately or within the time specified (if any) by ST or JTC rectify and remove the encroachment to the satisfaction of ST and JTC and pay to ST or JTC (if so directed by ST) such compensation as may be specified by ST or JTC. If, however, ST or JTC in their absolute discretion permit CSM to regularise and retain the encroached area or any part thereof upon such terms and conditions as may be stipulated by ST or JTC and any other relevant Governmental and Statutory authorities, CSM shall pay licence fee on the encroached area with retrospective effect from the date specified by ST, and CSM shall also pay all survey fees, amalgamation fees, legal fees (including solicitor and client costs and expense), and all other costs and charges relating thereto.




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                                      -8-



         (xxxii) If any damage of whatsoever nature or description shall at any time occur or be caused to the Property or any building or structure or installation thereon, or any part thereof, to forthwith give to ST and JTC written notice of the damage and to remedy the damage to the satisfaction of ST and JTC within such time as ST or JTC may specify, all at the cost of CSM.

         (xxxiii) CSM accepts the Property in its existing state and condition and further accepts and confirms that ST has made no representation nor given any assurance as to the present or future suitability of the Property or its surrounding or adjacent lands in relation to CSM's use, operations or occupation at the Property.

         (xxxiv) Subject always to Clause 3(viii) herein, to develop the Property for low rise and low density industrial development limited to 100 persons per hectare.

         (xxxv) Upon CSM's compliance with all the terms, conditions and obligations of this Agreement, to proceed immediately to have the Property amalgamated with Private Lot A12787 with the approval of the competent authorities under the Planning Act and to pay for all legal, survey, registration and any other fees arising from the same.

         (xxxvi) Subject to Clause 3(xii) hereinbefore appearing, to ensure that the maximum height of any boundary wall or fence (including the anti-climb) erected by CSM shall not exceed two (2) metres PROVIDED THAT boundary walls or fences (if any) shall be erected behind baphia or other hedges planted on the Property.

         (xxxvii) At CSM's own cost, at all times, to comply with and observe the maximum height restriction of 61.0 metres above Mean Sea Level and any other height restriction(s) on buildings and structures at the said land as imposed by any governmental or statutory authority and to ensure that any height restriction plan(s) which may be furnished to CSM shall at all times be held in strict confidence and shall not be shown, revealed or copied to or by any person, contractor, sub-contractor, watchman, employee, agent, representative or any other person except with the prior written consent of ST and JTC.

         (xxxviii)   Not to keep or allow to be kept any livestock or other
                     animals at the Property or any part thereof.

         (xxxix) In the event that ST or JTC becomes entitled to and does exercise his right of re-entry upon Private Lot A12787, or upon the Property under Clauses 4(b) or 4(d) herein, or CSM terminates this Agreement or his sub-licence under the First Sublease Agreement or surrenders part of the Property or part of Private Lot A12787 as mentioned in Clause 7 herein or in the First Sublease Agreement (hereinafter called "the determination"), to immediately do any or all of the following as may be and to the extent required in writing by ST and JTC at the cost and expense of CSM and without claiming any compensation, allowance or payment from the ST whatsoever:-

                     (a) if CSM has failed to commence erection of the buildings proposed to be erected on the Property in accordance with this Agreement or if any partially or fully completed building or structure straddles across, abuts or is very near the common boundary of the Property and Private Lot A12787, then CSM shall, if the determination is in respect of the Property, demolish and remove all partially completed buildings and structures on the said land and all buildings and structures on the Property or Private Lot A12787 which straddle across, abut or are very near the common boundary of the Property and Private Lot A12787, or which would otherwise not comply with building laws or regulations, but if the determination is in respect of Private Lot A12787, then CSM shall in addition surrender and give possession of the Property and all other buildings, structures and fixtures thereon, if any; or

                     (b) during the period from the time a Certificate of Fitness for Occupation is issued by the relevant Governmental authority in respect of any building on the Property and the time CSM executes one good sub-lease for the Property and Private Lot A12787 by virtue of Clause 6(b) herein, CSM shall, if the determination is in respect of either the Property or Private Lot A12787, immediately surrender and give possession of Private Lot A12787 or the Property respectively, and all buildings, structures and fixtures thereon; and

                     (c) reinstate the Property to its original state and condition;

                     PROVIDED ALWAYS THAT if CSM shall fail to observe or perform this covenant or any part thereof, ST or JTC may at his absolute discretion (but shall not be under obligation so to do perform the same or any part thereof and all costs and expenses thereby incurred shall be recoverable from CSM as a debt AND PROVIDED FURTHER THAT ST or JTC shall not be liable to CSM for any loss (including loss of life), damage or inconvenience caused thereby in respect of CSM's failure to observe or perform this covenant or any part therefore and CSM shall fully indemnify ST against all loss and damage suffered by ST. ST's or JTC's rights under this covenant shall be in addition to ST's or JTC's rights under and shall not prejudice the generality of Clauses 4(b) and 4(d) herein.

         (xl) The licence fees and other taxable sums payable by CSM under or in connection with the sublicence herein shall be exclusive of the goods and services tax (hereinafter called "tax") chargeable by any government, statutory or tax authority calculated by reference to the amount of the licence fees and any other taxable sums received or receivable by ST from CSM and which tax is payable by CSM. CSM shall pay the tax and ST acting as the collecting agent for the government, statutory or tax authority shall collect the tax from CSM together with the licence fees hereinbefore reserved without any deduction and in advance without demand on the first day of each of the months of January, April, July and October, and in the manner and within the period prescribed in accordance with the applicable laws and regulations.

         (xli) Without prejudice to Clauses 3(xii) and 3(xiii) hereinbefore appearing, CSM shall not place, construct or erect or permit the placing, construction or erection of any building, structure or equipment whatsoever on the 7.6 metre and 15 metre-wide green buffers situated within the boundary of the Property as shown on the plan annexed to the Building Agreement and shall comply with the requirements of the relevant governmental and statutory authorities including the Urban Redevelopment Authority and the Building Control Division of the Ministry of National Development.

         (xlii)      (a)   CSM shall observe and be bound by the provisions
                           in the Building Agreement and the Head Lease and perform all the covenants and conditions on the part of the lessee contained in the Head Lease insofar as they relate to the Development and/or the Property;

                     (b) CSM shall not do omit suffer or permit in relation to the Development and/or the Property any act or thing which would or might cause ST to be in breach of the Building Agreement and the Head Lease or which if done omitted or suffered or permitted by ST would or might constitute a breach of the covenants on the part of the lessee and the conditions contained in the Building Agreement and the Head Lease;

                     (c) CSM shall keep ST indemnified against any actions, proceedings, claims, damages, costs, expenses, losses or liability incurred by ST arising from any breach, non-observance, or non-performance by CSM of the aforesaid provisions, covenants and conditions in the Building Agreement and the Head Lease.

         (xliii) To pay all costs disbursements fees and charges legal or otherwise including stamp and registration fees in connection with the preparation stamping and issue of this Agreement and the sub-lease herein agreed to be granted and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Agreement and the sub-lease.

         (xliv) To pay all costs and fees legal or otherwise, including ST's costs as between solicitor and client, in connection with the enforcement of the covenants and conditions of this Agreement and the sub-lease as well as JTC's costs if any action or omission of CSM under this Agreement causes JTC to take action to enforce the covenants and conditions of the Building Agreement and the lease to be granted pursuant thereto.

4. It is hereby mutually agreed that until CSM has performed all its obligations herein contained ST and JTC shall possess the rights and powers following:-

         (a) The right for ST and JTC and their respective agents with or without workmen or others at all reasonable times to enter upon the Property to view the state and progress of the said buildings and works and the Development and to inspect and test the materials and workmanship in connection therewith and for any other reasonable purpose including the construction and installation of sewers drains pipes and cables on or leading from any adjoining or neighbouring land of JTC as may be required by ST or JTC.

         (b) Full right and liberty in case any part of the Development hereby agreed to be erected be not completed and fit for immediate occupation within the period hereinbefore limited (time in this respect shall be of the essence of the contract) and in accordance in every way with the stipulations hereinbefore contained or in case CSM shall in any other way fail to perform and observe any of the stipulations on its part herein contained or if any charging order writ of seizure and sale or its equivalent made in respect of the Property or any structure thereon shall be enforced without the written consent of ST and JTC having first been obtained by CSM or by the person in whose favour the charging order writ of seizure and sale or its equivalent shall have been made, ST shall have the right to re-enter upon and take possession of the Property and all buildings structures fixtures plant material and effects whatsoever thereon with power to hold and dispose thereof as if this Agreement had not been entered into and without making to CSM any compensation or allowance for the same and this Agreement shall thereupon determine but without prejudice to any right of action or other remedy of ST for the recovery of any licence fee or monies due to it from CSM or in respect of any breach of this Agreement PROVIDED ALWAYS THAT ST shall, in addition, also be entitled to claim and to recover from CSM as a debt, firstly liquidated damages calculated at and in accordance with the same rates as that stipulated for liquidated damages in Clause 4(f) of the sub-lease set out in the Second Schedule hereto as if the respective year of the term of the lease therein referred to the respective year of the Sub-Licence Period or any extended period in which ST exercised its aforesaid right of re-entry under this Agreement and secondly any sum which ST or JTC may incur in connection with the demolition and removal of any building, structure, fitting, fixture or thing which ST or JTC may consider necessary to demolish and remove AND PROVIDED THAT if the Property has been assigned by way of mortgage with the consent of ST and JTC the provisions of this clause shall not take effect until ST or JTC has served upon the mortgagee notice in writing specifying the breach and the mortgagee has failed to remedy such breach.

         (c) PROVIDED nevertheless that notwithstanding any such default as aforesaid in completing the said buildings and works ST may in its discretion give notice in writing to CSM of its intention not to enforce the stipulations herein contained and may fix any extended period for the completion of the Development in substitution for the said period of three (3) years less one (1) day hereby fixed for such completion and thereupon the obligations hereunder of CSM to complete the said works and to accept a sub-lease hereinafter mentioned shall be taken to refer to such substituted period.

         (d) Without prejudice to the generality of Clause 4(b) hereof full right and liberty of ST in the event that CSM has failed to either:-

                (1) develop the Property to the gross plot ratio specified in Clause 3(viii), or

                (2) fulfil the investment criterion as stipulated in Clause 6 hereof or in the First Sublease Agreement,

                with full and absolute discretion to ST to either:-

                (i) re-enter upon and take possession of the Property or any part thereof and all buildings, structures, fixtures, plant, material and effects whatsoever thereon with power to hold and dispose thereof as if this Agreement had not been entered into and without making to CSM any compensation or allowance for the same and this Agreement shall thereupon determine but without prejudice to any right of action or other remedy of ST or recovery of any licence fee or monies due to ST from CSM or in respect of any breach of this Agreement, or

                (ii) reduce the term of sub-lease in respect of the Property and
                     Private Lot A12787 to such a lesser term that JTC may grant to ST pursuant to the terms of the Building Agreement (less one (1) day) in which event CSM shall execute such documents as ST shall deem necessary and in connection therewith, pay all costs disbursements fees and charges legal or otherwise as provided in Clause 3(xliv).

                PROVIDED ALWAYS that if the Property or Private Lot A12787 has been assigned by way of mortgage with the consent of ST and JTC, the provisions of this sub-clause (d) shall not take effect until ST or JTC had served upon the mortgagee notice in writing specifying the breach and the mortgagee has failed to remedy such breach.

5. CSM hereby agrees that if any failure on its part to observe or perform any of its covenants contained in this Agreement results in the failure of ST to comply with its obligations under the Building Agreement and such failure entitles JTC to re-enter upon and take possession of the Property and JTC exercises such right, then this Agreement shall forthwith terminate without ST making to CSM any compensation or allowance for the same and without prejudice to any right of action or other remedy of ST for the recovery of any licence fee or monies due to it from CSM or in respect of any breach of this Agreement.

6.       (a)    If the  Development  shall have been completed to the
                satisfaction of ST and JTC and the relevant Government Building
                Authorities (to be evidenced by their certificates in writing to that effect) within the Sub-Licence Period or of such extended period (if any) as aforesaid and if CSM shall have performed and observed all the stipulations herein on its part contained other than such as any have been waived as aforesaid and if there shall have been an average minimum investment for the Property and Private Lot A12787 and A12787(b) by CSM of $1,000.00 per square metre of the gross floor area of the buildings on buildings and civil works, and a minimum investment of $500.00 per square metre on plant and machinery, within the Sub-Licence
                Period (due proof thereof to be produced by CSM to the satisfaction of ST and JTC on or before 14th May 1999 and if JTC has granted to ST a lease of the Property and premises together with the Development for the term of thirty (30) years from the 16th day of February 1994 then ST shall grant and CSM shall accept and execute a counter part of one good and sufficient sub-lease of the Property and premises to CSM for the term of thirty (30) years from the 16th day of February 1994 less one
                (1) day at the rent and in the form containing the reservation exceptions covenants conditions and provisions set forth in the Second Schedule hereto with such modifications as circumstances may render necessary and such other covenants conditions or stipulations to be performed by CSM governing or regulating the use of the Property as ST and JTC thinks fit with a view to preserving, the value thereof or protecting the interests of the licensees or occupiers of land or premises adjacent to the Property from any dangerous or obnoxious or otherwise harmful activities which may be carried out by CSM whether or not such activities are incidental to CSM's trade PROVIDED THAT until such sub-lease is executed CSM shall be deemed to be the sub-lessee of the Property as though a sub-lease has been executed at the same rent and subject to the covenants and conditions contained in the Second Schedule hereto so far as the same are applicable.

         (b) Upon obtaining the competent authorities' approval for the amalgamation referred to in Clause 3(xxxv) above and the Certificate of Title for the amalgamated premises, and if JTC has granted to ST a Lease of the amalgamated premises ST shall, subject to the CSM's satisfaction of the conditions specified in subclause (a) of this clause and if instead of granting separate leases for the said Private Lot A12787 and for the Property as stipulated in subclause (a) of this clause, JTC grants one good and sufficient lease or sublease for the amalgamated premises together with the buildings erected thereon with their appurtenances for the term of thirty (30) years from the 16th day of February 1994. CSM shall accept and execute a counterpart of such good and sufficient sub-lease of the amalgamated premises together with the buildings erected thereon with their appurtenance for the term fo thirty (30) years from the 16th day of February 1994 less one (1) day. The said sub-lease shall, subject to such modifications as may be agreed between the JTC and/or ST and CSM or as circumstances may render necessary, be on the same terms, covenants and stipulations as contained in the Second Schedule of this Agreement.

7. CSM may, at any time during the Sub-Licence Period and any extensions thereof granted under Clause 4(c) terminate this Agreement or surrender part of the Property or his licence in respect of Private Lot A12787 or part of both by giving to ST four (4) months' prior notice in writing SUBJECT to the consent and the conditions of the consent in writing of ST and JTC in relation to the Property or Private Lot A12787 or both (including the right of JTC and ST to require CSM to terminate the Sub-lease in respect of Private Lot A12787), PROVIDED ALWAYS THAT such termination or surrender shall be without prejudice to any right or remedy which may have or will accrue to ST prior to the expiry of the four (4) months' notice AND PROVIDED FURTHER THAT CSM shall in addition to the licence fee (which at the discretion of ST may be apportioned for the period commencing from the Commencement Date up to the date of delivery of vacant possession of the Property or part thereof to ST) survey fees, property tax and other charges specified herein forthwith pay to ST as liquidated damages in accordance with and calculated at the same rates as that stipulated for liquidated damages in Clause 4(f) of the sub-lease set out in the Second Schedule hereto PROVIDED THAT before the delivery of vacant possession as aforesaid if ST shall so desire CSM shall at the cost and expense of CSM comply with the requirements of JTC and ST under Clause 3(xxxix) of this Agreement and licence fee and property tax shall continue to be payable until the same has been completed to the satisfaction of JTC and ST PROVIDED ALSO THAT CSM shall, without prejudice to Clause 3(viii) and 3(xli), ensure that the Property and any other remaining land occupied by ST within Woodlands Industrial Park D comply with the setback requirements and other planning requirements and do not exceed the average maximum gross plot ratio of 1.4 after the termination or surrender AND PROVIDED FURTHER THAT if CSM shall on his own accord terminate the First Sublease Agreement or surrender part of Private Lot A12787 in accordance with the terms therein and JTC or ST consequently requires CSM to also terminate this Agreement or to surrender part of the said land then the provisions of this clause shall also apply to CSM as if CSM had itself terminated this Agreement.

8.       ST hereby covenants that:-

         (i) it has obtained the written consent of JTC to the sub-licence and sub-lease herein;

         (ii) ST shall pay the rent and all other monies and shall perform the lessee's covenants and conditions contained in the Head Lease (save for such covenants as shall be performed by CSM pursuant to the provisions of Clause 3(xliii) hereof);

         (iii) ST shall take all reasonable steps to obtain the consent of JTC whenever CSM makes any request in connection with the Property that requires the approval of JTC under this Agreement or the Building Agreement;

         (iv) Upon notice from CSM, ST will take all reasonable steps to enforce promptly the obligations undertaken by JTC in the Head Lease.

9.       (a)    All notices, demands or other communications required or
                permitted to be given or made hereunder shall be in writing and delivered personally or sent by prepaid post (by air-mail if to or from an address outside Singapore) with recorded delivery or facsimile addressed to the intended recipient thereof at its address set out below or at its last known address or at its facsimile number set out below (or to such other address or facsimile number as any party may from time to time duly notify in writing to the other) and marked to the attention of the person named below in respect of the intended recipient. Any such notice, demand or communication shall be deemed to have been duly served (if given or made by facsimile) immediately or (if given or made by letter) 24 hours after posting or (if made or given to or from an address outside Singapore) 72 hours after posting and in proving the same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted. The initial addresses and facsimile numbers of the parties for the purposes of this Agreement are:-

                ST   :   SINGAPORE TECHNOLOGIES PTE LTD
                         83 Science Park Drive #01-01/02 The Curie
                         Singapore Science Park
                         Singapore 118258

                         Attention:       Director,
                                          Corporate Services
                         Facsimile No:    773 4106

                CSM  :   CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                         60 Woodlands Industrial Park D Street 2
                               Singapore 738406

                               Attention:       Vice President,
                                                Facility Systems
                               Facsimile No:    360 3812

10. The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

11.      (a)    This Agreement shall be construed and governed by the laws of
                Singapore.

         (b) Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre ("SIAC Rules") for the time being in force which rules are deemed to be incorporated by reference into this clause. The tribunal shall consist of one (1) arbitrator to be appointed by the Chairman of Singapore International Arbitration Centre and the language of the arbitration shall be English.

         (c) Nothing shall affect the right to serve process in any manner permitted by law.


                      THE FIRST SCHEDULE ABOVE REFERRED TO

         All that piece of land known as Private Lot A12787(a) forming part of the Government Survey Lot 3065V, Mukim No 13, Sembawang and situated in the Republic of Singapore as shown on the plan annexed to the Building Agreement and estimated to contain an area of 29,824 square metres more or less subject to survey.

                      THE SECOND SCHEDULE ABOVE REFERRED TO

                                                         ----- ------- ---------
                                                           L      1      Ver 1
                                                         ----- ------- ---------

                               THE LAND TITLES ACT

                                                         -----------------------


                                                         -----------------------
                                                         (For Official use only)

                                    SUB-LEASE


(A)     DESCRIPTION OF LAND

-------------------------------------------------------------------------------------------------------------------
       CT/SSCT/SCT              Mukim            Town            Lot No.                Property Address
                                              Subdivision                     Whole or part (if part lot, to
                                                                              state appd new lot/strata lot)
--------------------------
  Volume          Folio
-------------------------------------------------------------------------------------------------------------------

                                 13                                           Whole
                                                                              (Private Lot A12787(a)

                                                                              (the "demised premises")

-------------------------------------------------------------------------------------------------------------------



(B)     LESSOR:

-------------------------------------------------------------------------------------------------------------------

ID/CO REGISTRATION NO.                     199004768N
-------------------------------------------------------------------------------------------------------------------

NAME:                                      SINGAPORE TECHNOLOGIES PTE LTD (the "Lessor")
-------------------------------------------------------------------------------------------------------------------
ADDRESS:                                   83 Science Park Drive #01-01/02
(within Singapore for
service of Notice)                         The Curie, Singapore Science Park

                                           Singapore 118258
-------------------------------------------------------------------------------------------------------------------

(the registered proprietor of a leasehold estate for the term of thirty (30) years commencing from the 16th day of February 1994) HEREBY LEASES the registered estate or interest of the Lessor in the land above described to:-

(C)     LESSEE:

-------------------------------------------------------------------------------------------------------------------

ID/CO REGISTRATION NO.                     198703584K
-------------------------------------------------------------------------------------------------------------------
NAME:                                      CHARTERED SEMICONDUCTOR MANUFACTURING LTD (the "Lessee")
-------------------------------------------------------------------------------------------------------------------

PLACE OF INCORPORATION                     Singapore
-------------------------------------------------------------------------------------------------------------------

ADDRESS:                                   60 Woodlands Industrial Park D Street 2
(within Singapore for
service of Notice)                         Singapore 738406
-------------------------------------------------------------------------------------------------------------------

FOR TERM OF LEASE

Term of Lease:          Thirty (30) years less one (1) day

Commencement Date:      16th day of February 1994 (hereinafter referred to as
                        "the Commencement Date")

Consideration:          The average minimum investment by the Lessee on building
                        and civil works of $1,000/- per square metre of the gross floor area and on plant and machinery of $500/- per square metre of Private Lots A12787, A12787(a) and A12787(b) (hereinafter referred to as "the fixed investment criteria") and the average gross plot ratio of not less than 0.6.

Annual Rent:            As stipulated in Clause 1(a) of the Special Covenants
                        and Conditions hereinafter appearing.

Easement & Reservation: TOGETHER WITH the benefit of the rights granted to the Lessor and SUBJECT TO the rights reserved to Jurong Town Corporation ("JTC") mentioned in the Lease dated the [ ] day of [ ] made between JTC and the Lessor (the "Head Lease" which expression shall include the provisions of the Memorandum of Lease filed in the Registry of Titles as No. ML I/30809F and the First Variation of Memorandum of Lease VML I/076384J as well as all variations thereof and supplementals thereto).


SUBJECT TO:-

(D)     PRIOR ENCUMBRANCES (TO STATE 'NIL' IF THERE ARE NONE):

        ------------------------------------------------------------------------
          Nil
        ------------------------------------------------------------------------


        AND the following:-

(E)     COVENANTS AND CONDITIONS

         The Lessee hereby covenants to perform and observe the covenants, conditions and powers implied by law in instruments of lease (or to such of them as are not hereinafter expressly negative or modified);

(F)      SPECIAL COVENANTS AND CONDITIONS

         1.     The Lessee hereby covenants as follows:-

                (a) To pay from the 16th day of November 1995 the yearly rent of Dollars Five Hundred and Eighty-Five Thousand One Hundred and Forty-Six and Cents Eighty-Eight only ($585,146.88) to be paid by equal quarterly instalments on the 1st day of each of the months of January, April, July and October in every year of the said term without any deduction and in advance without demand at the office of the Lessor or at such other office as the Lessor may designate calculated at the rate of $19.62 per square metre per annum (hereinafter referred to as "the Initial Rent") of the demised premises having an area of 29,824 square metres (hereinafter referred to as "the preliminary survey area", which may at any time be adjusted on completion of final survey if any, and in which event if the area adjusted exceeds five square metres more, or less, than the preliminary survey area the rental paid or payable by the Lessee shall accordingly also be adjusted and be paid and payable or refunded as the case may be in respect of the full difference between the preliminary survey area and the final survey area, with retrospective effect from the commencement of the said term of the Sub-Lease herein), which rate was last increased on the 16th day of February 1996 to the rate of $21.39 per square metre per annum. The yearly rent so increased on the 16th day of February 1996 shall be increased by 9% per annum (compounded annually) on the 16th day February 1997 and on the 16th day of February of every year thereafter.

         (b)    (i)     To observe and be bound by the provisions in the Head
                        Lease and perform all the covenants and conditions on the part of the tenant contained in the Head Lease insofar as they relate to the Property;

                 (ii) Not to do omit suffer or permit in relation to the Property any act or thing which would or might cause the Lessor to be in breach of the Head Lease or which if done omitted or suffered or permitted by the Lessor would or might constitute a breach of the covenants on the part of the tenant and the conditions contained in the Head Lease; and

                 (iii) To keep the Lessor indemnified against any actions, proceedings, claims, damages, costs, expenses, losses or liability incurred by the Lessor arising from any breach, non-observance, or non-performance by the Lessee of the aforesaid covenants and conditions in the Head Lease.

         (c) To pay the rents hereinbefore reserved on the days and in the manner set out above, without any deductions, set-off or counterclaim.

         (d) As often as any building or structure on the demised premises or any part thereof shall be destroyed or damaged as aforesaid forthwith to give to the Lessor written notice of such destruction or damage and forthwith to cause all monies received by virtue of such insurance to be laid out in rebuilding and reinstating the same to the satisfaction of the Lessor and JTC and in accordance with the plans and specifications approved by the Lessor and JTC and in accordance with the laws, bye-laws regulations and planning schemes of every relevant governmental and statutory authority prevailing at the time, and in case the monies so received shall be insufficient for that purpose then to make up the deficiency out of its own monies PROVIDED THAT the rebuilding and reinstatement shall in any event commence and be completed within the period specified by the Lessor and JTC PROVIDED FURTHER THAT notwithstanding the covenant contained in this clause, the Lessee may exercise the option not to rebuild or reinstate the buildings subject to the following conditions:

                (i) the Lessee shall give to the Lessor four (4) months' notice in writing to prematurely terminate the term of the Sub-Lease herein created but without prejudice to Clause 4(f) and any right or remedy which may have or will accrue to the Lessor prior to the expiry of the four (4) months' notice under the terms and conditions of the Sub-Lease herein; and

                (ii) the Lessee shall forthwith pay or cause to be paid to the Lessor or to JTC if so directed by the Lessor, all monies received by virtue of such insurance.

         (e) The rent and other taxable sums payable by the Lessee under or in connection with the lease herein shall be exclusive of the goods and services tax (hereinafter called "tax") chargeable by any government, statutory or tax authority calculated by reference to the amount of the rent and any other taxable sums received or receivable by the Lessor from the Lessee and which tax is payable by the Lessee. The Lessee shall pay the tax and the Lessor acting as the collecting agent for the government, statutory or tax authority shall collect the tax from the Lessee together with the rent hereinbefore reserved without any deduction and in advance without demand on the first day of each of the months of January, April, July and October, and in the manner and within the period prescribed in accordance with the applicable laws and regulations.

         (f) Not to demise assign mortgage charge create a trust or agency let sublet or underlet or grant a licence or part with or share the possession or occupation of the demised premises in whole or in part at anytime within the period of five (5) years from the 16th November 1995 (hereinafter referred to as "the restrictive period") EXCEPT THAT and subject to the Lessor's and JTC's prior written consent, the Lessee may mortgage or charge by way of a Debenture its interest in the demised premises for the purposes of obtaining financing for the Lessee's operations at the demised premises. After the restrictive period the Lessee shall not demise assign create a trust or agency, mortgage, charge, let, sublet, or underlet or grant a licence or part with or share the possession or occupation of the demised premises in whole or in part at anytime without first obtaining the consent of the Lessor in writing or otherwise in any way dispose of the demised premises whether in whole or in part without first obtaining the consent of the Lessor and JTC in writing. PROVIDED ALWAYS THAT in the event that any consent to assign is given, such consent shall, without prejudice to Clauses 1(i) and 1(k), at all times be subject to the Lessee and the assignee, where applicable, complying with the setback requirements and any other planning requirements and not exceeding the average maximum gross plot ratio of 1.4 in respect of the demised premises and any other remaining land occupied by the Lessor within Woodlands Industrial Park D after the assignment. The restrictions contained in Section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply. In addition, the Lessor or JTC may in their absolute discretion in giving the consent require, inter alia, that the fixed investment criteria be met and due proof thereof be shown within such period of time as the Lessor or JTC may stipulate, and in the event of the non-observance thereof, the Lessor shall be entitled to exercise its rights under Clause 4(c) herein. Notwithstanding the foregoing, the Lessee may sublet the demised premises or part thereof to Silicon Manufacturing Partners Pte Ltd.

         (g) At the termination, by notice by the Lessee, or re-entry by JTC under the Head Lease or re-entry by the Lessor or by expiry or otherwise, of the term hereby created, to yield up the demised premises to the Lessor in tenantable repair in accordance with the Lessee's covenants herein contained PROVIDED THAT, if so required by the Lessor and upon notice thereof, the Lessee shall at its own cost and expense properly demolish and remove such buildings, structures, fixtures and fittings, or any part thereof, as may be specified by the Lessor and JTC and reinstate the demised premises to the satisfaction of the Lessor and JTC and if the Lessee shall fail to observe or perform this covenant the Lessor or JTC may (but shall not be under any obligation to do so) execute such works and recover the costs thereof from the Lessee as a debt.

         (h) Not to use or permit or suffer the demised premises or any part thereof to be used otherwise than for wafer fabrication only except with the prior consent in writing of the Lessor and JTC. In granting its consent to any change or extension of use, JTC and the Lessor may in their absolute discretion require, inter alia, the Lessee to meet the fixed investment criteria and to show due proof within such period of time as the Lessor or JTC may stipulate, and in the event of the non-observance thereof, the Lessor shall be entitled to exercise its rights under Clause 4(c) hereof. For the avoidance of any doubt, the words "meet" in this clause and "met" in Clause 2(e) shall include the maintenance of the fixed investment criteria and if it has not been maintained then that it be met.

         (i) Without prejudice to Clause 1(viii) of ML I/30809F, to ensure that the gross plot ratio of A12787(a) shall not be less than
                0.6 but not more than 1.4 and in the event the gross plot ratio exceeds 1.4 the Lessee shall at its own cost and expense be responsible for such proportions (as may be mutually agreed upon between the Lessor and the Lessee) of the development charges, differential premium and all other charges that may be payable in consequence thereof. Notwithstanding the foregoing provision the Lessee shall ensure that the average gross plot ratio for Private Lots A12787, A12787(a), A12787(b), A12787(d) and any
                other land occupied by the Lessor within Woodlands Industrial Park D shall not be less than 0.6 but shall not exceed the existing permitted maximum average gross plot ratio of 1.4 except with the prior written approval of the Lessor, JTC and the relevant governmental and statutory authorities PROVIDED ALWAYS THAT and without prejudice to clause 1(viii) of ML I/30809F, the Lessee shall bear such proportion (as may be mutually agreed upon between the Lessor and the Lessee) of the development charges/differential premium which may be imposed on or charged to the Lessor and/or JTC by the relevant governmental and statutory authorities, and any other charges which may be imposed in connection with any increase in the said average gross plot ratio beyond 1.4

         (j) The Lessee accepts the demised premises in its existing state and condition and further accepts and confirms that neither JTC nor the Lessor has made representation or given any assurance as to the present or future suitability of the demised premises or its surrounding or adjacent lands in relation to the Lessee's use, operations or occupation at the demised premises.

         (k) Not to place, construct or erect or permit the placing, construction or erection of any building, structure or equipment whatsoever on the 7.6 metre and 15.0 metre wide buffers within the boundary of the demised premises and to comply with the requirements of the relevant governmental and statutory authorities including the Urban Redevelopment Authority and the Building Control Division of the Ministry of National Development.

         (l) CSM shall not at any time hold the Lessor and/or JTC liable for any claim, demand, action, proceeding, inconvenience, loss, damages, costs or expenses of whatsoever kind or description which the Lessee or any other person may suffer in connection with or arising from the Easement referred to in VML I/076384J or any works carried out in relation thereto.

         (m) At all times throughout the term of lease hereby created to keep in full operation and continue operations at the whole of the demised premises in accordance with the use permitted in Clause 1(h) herein.

         (n) If the Registrar of Titles issues in favour of the Lessee a Certificate of Title for the leasehold estate comprised in the Sub-Lease hereby created, the Lessee must, within 2 weeks of receipt of the said Certificate of Title submit a copy of it to the Lessor.

         (o) If the term of Sub-Lease hereby created shall at any time be determined by expiry or otherwise, the Lessee must at his own cost and expense immediately surrender or cause to be surrendered the said Certificate of Title for the leasehold estate (and any duplicate instrument) to the Registrar of Titles for custody and cancellation by the Registrar and the Lessee shall simultaneously give to the Lessor written notice of such surrender.

         (p) Subject always to Clause 1(i) herein, to develop the demised premises for low rise and low density industrial development limited to 100 persons per hectare.

         (q) To pay all legal fees (including the Lessor's solicitors' charges on a solicitor and client basis) stamp duty and all other disbursements and out of pocket expenses incurred in the preparation and completion of this Sub-Lease and in connection with any assignment sub-letting surrender or other termination thereof otherwise than by effluxion of time or with any claim or legal proceedings which may be brought by the Lessor against the Lessee in the event of a breach by the Lessee in connection with this Sub-Lease.

         (r) At the Lessee's own cost and at all times, to comply with and observe the maximum height restriction of 61.0 metres above Mean Sea Level and any other height restriction(s) on buildings and structures at the demised premises as imposed by any governmental or statutory authorities and to ensure that any height restriction plan(s) which may be furnished to the Lessee shall at all times be held in strict confidence and shall not be shown, revealed or copied to or by any person, contractor, sub-contractor, watchman, employee, agent, representative or any other person except with the prior written consent of the Lessor and JTC.

         (s) Subject to Clause 1(vii) of ML I/30809F, to ensure that the maximum height of any chain-link fence (including the anti-climb) or boundary wall erected by the Lessee at the demised premises shall not exceed two(2) metres PROVIDED THAT the chain-link fence or boundary wall shall be erected behind any hedge that may be planted at the boundary of the demised premises.

2.      The Lessor hereby covenants as follows:-

        (a) That the Lessee paying the rents hereby reserved and performing and observing the several covenants herein contained and on the Lessee's part to be performed and observed shall peaceably hold and enjoy the demised premises without any interruption from the Lessor or any person rightfully claiming under or in trust for it.

        (b) The Lessor shall pay the rent and all other monies and shall perform the lessee's covenants and conditions contained in the Head Lease (save for such covenants as shall be performed by the Lessee pursuant to the provisions of Clause 1(b) hereof);

        (c) The Lessor shall take all reasonable steps to obtain the consent of JTC whenever the Lessee makes any request in connection with the demised premises that requires the approval of JTC under this Sub-Lease or the Head Lease;

        (d) Upon notice from the Lessee, the Lessor will take all reasonable steps to enforce promptly the obligations undertaken by JTC in the Head Lease.

3(1). The Lessor hereby further covenants with the Lessee that the Lessor shall grant to the Lessee a lease of the demised premises for a further term of thirty (30) years less one (1) day (hereinafter referred to as "the further term") commencing from the second day following the date of expiry of the term hereby created PROVIDED THAT:-

        (i) at the expiry of the term hereby created, there by no existing breach or non-observance of any of the covenants and conditions herein contained on the part of the Lessee to be observed or performed;

        (ii) if required by the Lessor, the Lessee shall within four (4) months from the commencement of the further term and at its own cost and expense, carry out and complete such improvements to the landscaping at the demised premises as may be stipulated in writing by the Lessor or JTC;

        (iii) the Lessee shall six (6) months before the expiry of the said term submit, for the approval of the Lessor, JTC and the relevant governmental and statutory authorities, plans for the upgrading of the exterior of buildings on the demised premises to the same highest quality of new buildings which JTC will be building at that time, and the Lessee shall expeditiously do all acts and things necessary to obtain the approval, all at the cost and expense of the Lessee;

        (iv) the Lessee shall at its own cost and expense complete, within eighteen (18) months from the commencement of the further term, the upgrading of the buildings in accordance with the plans approved by the Lessor and JTC and the relevant governmental and statutory authorities and to the satisfaction of the Lessor and JTC;

        (v) the Head Lease shall have been renewed by JTC in accordance with the terms and conditions contained therein; and

        (vi) the other terms and conditions that shall apply to the renewed Sub-Lease shall be substantially similar to the terms and conditions that shall apply to the renewed Head Lease save that Clause 4(f) hereinafter appearing and the present covenant for renewal shall not apply.

(2) If the further term is granted in accordance with clause 3(1) above, the Lessee shall be permitted to remain on the premises on the day following the expiry of the term created by this Sub-Lease as a licensee, free of payment.

4.      PROVIDED ALWAYS and it is hereby agreed between the parties as follows:-

        (a) No estate or interest in the soil of the road and footpath adjacent to the demised premises is or shall be deemed to be included in the demise hereinbefore contained.

        (b) The Lessee shall not be entitled to any right of access of light or air to the demised premises or any part thereof, which would restrict or interfere with the user of any adjoining or neighbouring land for building or any other purpose.

         (c) If the said rent hereby reserved or any other sums due under this Sub-Lease or any part thereof shall be unpaid for fourteen days after becoming payable (whether the same shall have been formally demanded or not) or if any of the covenants or obligations on the part of the Lessee herein contained shall not be performed or observed or if any charging order writ of seizure and sale or its equivalent made in respect of the demised premises shall be enforced by sale or by entry into possession without the written consent of the Lessor having first been obtained (Section 17 of the Conveyancing and Law of Property Act shall also not apply in such event) by the Lessee or by the person in whose favour the charging order writ of seizure and sale or its equivalent shall have been made, then and in any such case it shall be lawful for the Lessor or any person or persons authorised by it in that behalf at any part thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon the term hereby created shall absolutely determine but without prejudice to any right of action or remedy of the Lessor in respect of any breach of any of the covenants or conditions by the Lessee herein contained PROVIDED THAT if the demised premises have been assigned by way of mortgage the provisions of this clause shall not take effect until the Lessor has served upon the mortgagee a notice in writing that such breach has occurred and the mortgagee has failed to remedy such breach.

        (d) If any failure on the Lessee's part to observe or perform any of its covenants contained in this Sub-Lease results in the Lessor failing to comply with its obligations under the Head Lease and such failure entitles JTC to re-enter upon and take possession of the demised premises and JTC exercises such right, then this Sub-Lease shall forthwith terminate without the Lessor making to the Lessee any compensation or allowance for the same and without prejudice to any right of action or other remedy of the Lessor for the recovery of any rents or other monies due to it from the Lessee or in respect of any breach of this Sub-Lease.

        (e) The Lessee may at any time prematurely terminate the term of lease herein created by giving to the Lessor four (4) months' prior notice in writing, but without prejudice to any right or remedy which may have or will accrue to the Lessor prior to the expiry of the four (4) months' notice under the terms and conditions of the sub-lease herein created or in respect of the termination.

         (f) Subject to Clause 4(g) hereof in the event that premature termination shall occur at any time within eight (8) years from the commencement of the said term of the sub-lease herein created or if JTC shall at any time within the said eight (8) years exercise its right of re-entry under the Head Lease as a result of the failure by the Lessor to observe or perform its obligations under the Head Lease which was due to a failure by the Lessee to observe or perform any covenant or condition imposed on the Lessee under this Sub-Lease or if the Lessor shall at any time within the said eight (8) years exercise its right of re-entry under

                Clause 4(c) hereof, then in addition to rent, interest, property tax and other sums payable by the Lessee to the date of premature termination or re-entry as the case may be, liquidated damages for the sum of $17.7 million ('the said sum') shall be payable and paid by the Lessee to the Lessor and it is acknowledged and agreed by the Lessee that the said sum shall constitute liquidated damages and shall not be considered under any circumstances as a penalty.

        (g) Notwithstanding anything contained herein, the Lessor hereby agrees to a waiver of the liquidated damages provided in Clause 4(f) hereof in the event of any transfer or assignment of the lease in accordance with Clause 1(f) hereinbefore appearing PROVIDED THAT:-

                (i) the transfer or assignment is approved in writing by the Lessor and all other relevant governmental and statutory authorities and

                (ii) the Lessor reserves the right to revise the land rent to the prevailing market rate at the time of the transfer or assignment.

5.      (a)     All notices, demands or other communications required or
                permitted to be given or made hereunder shall be in writing and delivered personally or sent by prepaid post (by air-mail if to or from an address outside Singapore) with recorded delivery or facsimile addressed to the intended recipient thereof at its address set out below or at its last known address or at its facsimile number set out below (or to such other address or facsimile number as any party may from time to time duly notify in writing to the other) and marked to the attention of the person named below in respect of the intended recipient. Any such notice, demand or communication shall be deemed to have been duly served (if given or made by facsimile) immediately or (if given or made by letter) 24 hours after posting or (if made or given to or from an address outside Singapore) 72 hours after posting and in proving the same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted. The initial addresses and facsimile numbers of the parties for the purposes of this Sub-Lease are:-

                Lessor:       SINGAPORE TECHNOLOGIES PTE LTD
                              83 Science Park Drive #01-01/02
                              The Curie, Singapore Science Park,
                              Singapore 118258

                              Attention:     Director,
                                             Corporate Services
                              Facsimile No:  773 4106

                Lessee: CHARTERED SEMICONDUCTOR MANUFACTURING LTD 60 Woodlands Industrial Park D Street 2 Singapore 738406

                              Attention:     Vice President,
                                             Facility Systems
                              Facsimile No:  60 3812

6. The illegality, invalidity or unenforceability of any provision of this Sub-Lease under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.


7.      (a)     This Sub-Lease shall be construed and governed by the laws of
                Singapore.

        (b) Any dispute arising out of or in connection with this Sub-Lease, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre ("SIAC Rules") for the time being in force which rules are deemed to be incorporated by reference into this clause. The tribunal shall consist of one (1) arbitrator to be appointed by the Chairman of Singapore International Arbitration Centre and the language of the arbitration shall be English.

         (c) Nothing shall affect the right to serve process in any manner permitted by law.


8. In this Sub-Lease where the context so requires or permits, words importing the singular number or the masculine gender include the plural number or the feminine gender and words importing persons include corporation and vice versa, the expression "the Lessor" shall include its successors-in-title and permitted assigns (if any), where there are two or more persons included in the expression "the Lessee" covenants expressed to be made by "the Lessee" shall be deemed to be made by such persons jointly and severally, and except where otherwise provided the expression "the demised premises" shall mean the land hereby demised and all buildings, structures, fixtures and fittings therein.


(G)     DATE OF LEASE:
                                ---------------------------


(H)     EXECUTION BY LESSOR


The Common Seal of SINGAPORE            )
TECHNOLOGIES PTE LTD was hereunto       )
affixed in the presence of:-            )



                                        Director






                                        Director/Secretary

(I)     EXECUTION BY LESSEE


The Common Seal of CHARTERED                    )
SEMICONDUCTOR MANUFACTURING                     )
LTD was hereunto affixed in the presence of:-   )



                                                Director



                                                Director/Secretary


(J) CERTIFICATE PURSUANT TO THE RESIDENTIAL PROPERTY ACT AND THE LAND TITLES RULES AND PRACTICE CIRCULARS:

I, the solicitor for the Lessee hereby certify that the place of Incorporation and registration number allocated by the Registry of Companies to the Lessee as abovementioned specified in the within instrument have been verified from the Certificate of Incorporation produced and shown to me, and are found to be correct.

                Dated this              day of                  19





                                -----------------------------------------------
                                NAME & SIGNATURE OF SOLICITOR FOR THE LESSEE


I, the Solicitor for the Lessee hereby certify that the within land is a non-residential property as declared in the Residential Property Notification
1988. The land is zoned as                            and the approved specific
use of the property is for                    use.

Dated this              day of                  199





                                ----------------------------------------------
                                NAME & SIGNATURE OF SOLICITOR FOR THE LESSEE
                                                 FOR THE LESSEE

(K)      SIMILAR INTEREST CONFIRMATION (IF ANY)

         I,                                      the solicitor for the Lessee
hereby confirms that the interest of the Lessee is similar to that in Caveat CV/






                                -----------------------------------------------
                                NAME & SIGNATURE OF SOLICITOR FOR THE LESSEE




(L)     CERTIFICATE OF CORRECTNESS:

         I, the Solicitor for the Lessor hereby certify that this instrument is correct for the purposes of the Land Titles Act.






                                -----------------------------------------------
                                NAME & SIGNATURE OF SOLICITOR FOR THE LESSOR





         I, the Solicitor for the Lessee hereby certify that this instrument is correct for the purposes of the Land Titles Act.






                                -----------------------------------------------
                                NAME & SIGNATURE OF SOLICITOR FOR THE LESSEE

We, JURONG TOWN CORPORATION, hereby consent to the within Sub-Lease.



The Common Seal of JURONG TOWN          )
CORPORATION was hereunto affixed        )
in the presence of:-                    )








                                        -----------------------------
                                        General Manager






                                        -----------------------------
                                        Secretary

FOR OFFICE USE ONLY

--------------------------------------------------------------------------------
EXAMINED            REGISTERED ON



                    Initials of
Date                Signing Officer:                  Registrar of Titles
--------------------------------------------------------------------------------

















ALLEN & GLEDHILL
Advocates & Solicitors
36 Robinson Road
#18-01 City House
Singapore 068877





File Reference:  (GHC)/JNVC/slll/12859/978

        IN WITNESS WHEREOF the parties hereto have hereunto SET their respective hands or seals the day and year first above written.



SIGNED on behalf of SINGAPORE                )
TECHNOLOGIES PTE LTD by Ho Ching             ) /s/ HO CHING
                        President & CEO      )
in the presence of:-                         )

  /s/ ANGELA HON
----------------------
     Angela Hon
Senior Manager, Legal









SIGNED on behalf of CHARTERED                 )
SEMICONDUCTOR MANUFACTURING                   )
LIMITED by Tan Bock Seng                      ) /s/ TAN BOCK SENG
           President & CEO                    )
in the presence of:-                          )


  /s/ ANGELA HON
----------------------
     Angela Hon
Senior Manager, Legal